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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-80433) pertaining to the Health Management Associates, Inc. Regirement Savings Plan of our report dated June 5, 1998, with respect to the financial statements and supplemental schedules of the Health Management Associates, Inc. Retirement Savings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1997.

                                              ERNST & YOUNG LLP

Atlanta, Georgia
June 22, 1998

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